Exhibit 99.1

Quinpario Acquisition Corp. Announces Record and Meeting Dates for Special Meeting Relating to the Previously Announced Business Combination with Jason Incorporated; Announces Extension of Cash Tender Offer for Its Warrants

ST. LOUIS, MISSOURI, June 4, 2014 /PRNewswire/ -- Quinpario Acquisition Corp. (Nasdaq: QPAC, QPACU, QPACW) (“Quinpario” or the “Company”) today announced that it has set a record date of June 16, 2014 (the “Record Date”) and a meeting date of June 30, 2014 for the special meeting in lieu of the 2014 annual meeting of stockholders of Quinpario (the “Special Meeting”) relating to the previously announced business combination between Quinpario and Jason Incorporated (“Jason”).

Quinpario also announced that its previously announced warrant tender offer has been extended, in accordance with applicable rules and regulations governing tender offers, until 11:59 p.m., New York City time, on July 7, 2014, unless further extended or terminated. The warrant tender offer was previously scheduled to expire at 11:59 a.m., New York City time, on June 4, 2014. As of June 3, 2014, 2,740,094 warrants have been tendered and not withdrawn.

Record and Meeting Dates for Special Meeting

The Record Date determines the holders of the Company’s common stock entitled to notice of and to vote at the Special Meeting, and at any adjournment thereof, whereby stockholders will be asked to approve a stock purchase agreement (the “Purchase Agreement”) providing for the acquisition of all of the capital stock of Jason Partners Holdings Inc. by JPHI Holdings Inc., a wholly owned subsidiary of Quinpario, from Jason Partners Holdings LLC (“Seller”) and certain members of Seller, and such other proposals as disclosed in the proxy materials relating to the Special Meeting.

The Special Meeting will take place at 9:00 a.m., Eastern Time, on June 30, 2014 at the offices of Olshan Frome Wolosky LLP, 65 East 55th Street, New York, New York 10022.

If the business combination is approved by stockholders, the Company anticipates closing the business combination shortly after the Special Meeting subject to satisfaction of all other closing conditions.

A list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during regular business hours for a period of ten calendar days before the Special Meeting.

Extension of Warrant Tender Offer

The warrant tender offer is being made in connection with the acquisition of Jason.  The extension is being made to comply with the rules and procedures of the SEC. Except for such extension, all of the terms and conditions set forth in the offer to purchase, the related letter of transmittal and the other offer materials filed with the SEC on May 6, 2014 (collectively, the “Offer Documents”) remain unchanged.

Tenders of Quinpario’s warrants must be made prior to the expiration of the warrant tender offer and may be withdrawn at any time prior to the expiration of the warrant tender offer, in accordance with the procedures described in the Offer Documents.

The warrant tender offer is not conditioned on any financing or any minimum number of warrants being tendered. However, the warrant tender is subject to certain other conditions, including the acquisition of Jason, as set forth in the Offer Documents.

If more than 9,200,000 warrants are duly tendered and not properly withdrawn, Quinpario will purchase warrants from tendering warrant holders on a pro rata basis (disregarding fractions), in accordance with the number of warrants duly tendered by or on behalf of each warrant holder (and not so withdrawn).

Quinpario has 18,400,000 outstanding warrants. The warrants are currently listed on the Nasdaq Capital Market under the symbol “QPACW.” On June 3, 2014, the last reported trading price of Quinpario’s warrants was $0.70 per warrant.

None of Quinpario Partners I, LLC, Quinpario’s sponsor, nor Quinpario’s directors and executive officers will tender their warrants pursuant to the warrant tender offer.

Morrow & Co., LLC is acting as the information agent for the warrant tender offer, and the depositary for the warrant tender offer is Continental Stock Transfer & Trust Company. For questions and information, please call the information agent toll free at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the Special Meeting and other matters and, when available, definitive proxy materials for the Special Meeting will be made available electronically on the SEC’s Internet Site (www.sec.gov) and will be mailed to Quinpario’s stockholders thereafter.  The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to, among other things, approve the Business Combination because the proxy statement will contain important information about the Company, Jason and the Business Combination.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any Quinpario warrants. Offers to purchase and solicitations of offers to sell will be made solely pursuant to the Offer Documents, as they may be amended or supplemented. The Offer Documents, as they may be amended or supplemented, should be read carefully and considered before any decision is made with respect to the warrant tender offer because they contain important information about the warrant tender offer. These materials have been distributed free of charge to all Quinpario warrant holders.

Stockholders and warrant holders may obtain free copies of these documents, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (www.sec.gov). Stockholders and warrant holders may also be able to obtain these documents, free of charge, by accessing the Company’s website (http://www.quinpario.com). Copies of the proxy statement and the filings with the SEC that are incorporated by reference in the proxy statement and copies of the Offer Documents can also be obtained, without charge, by directing a request to Paul J. Berra III, Vice President, General Counsel and Secretary, 12935 N. Forty Drive, St. Louis, Missouri 63141, or the Company’s proxy solicitor and information agent, Morrow & Co., LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, (800) 662-5200 or (203) 658-9400. Warrant holders may also contact the information agent at quinpario.info@morrowco.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed Business Combination and the other matters set forth in the proxy statement. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s preliminary proxy statement for the Business Combination, which has been filed with the SEC.

Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Quinpario expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”.  These statements are based on certain assumptions and analyses made by Quinpario in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform to Quinpario’s expectations and predictions is subject to a number of risks and uncertainties and depend on a number of factors including, the ability to satisfy the conditions of the warrant tender offer and the acquisition, the performance of Quinpario and Jason and those factors identified in Quinpario’s Annual Report on Form 10-K for the year ended December 31, 2013, in its Preliminary Proxy Statement on Schedule 14A filed on March 28, 2014, as amended on May 2, 2014, and in the Offer Documents (each available at www.sec.gov), including under the “Risk Factors” section of each such document. These statements speak only as of the date they are made.  The setting of the Record Date, the meeting date and mailing of definitive proxy material provides no assurance that the transactions contemplated by the Purchase Agreement will occur.

About Quinpario

Quinpario is a special purpose acquisition company that completed its initial public offering in August 2013. Quinpario was formed for the purpose of acquiring one or more businesses through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Quinpario Partners I, LLC, which was formed for the express purpose of acting as the sponsor for Quinpario’s initial public offering, is an affiliate of Quinpario Partners LLC, an investment and operating company formed by Jeffry N. Quinn, former chairman, president and chief executive officer of Solutia Inc.

About Jason

Jason is parent company to a global family of manufacturing leaders within the seating, finishing, components and automotive acoustics markets, including Assembled Products (Buffalo Grove, Ill.), Janesville Acoustics (Southfield, Mich.), Metalex (Libertyville, Ill.), Milsco (Milwaukee, Wis.), Morton Manufacturing (Libertyville, Ill.), Osborn (Cleveland, Ohio and Burgwald, Germany) and Sealeze (Richmond, Va.). All Jason companies utilize the Jason Business System, a collaborative manufacturing strategy applicable to a diverse group of companies that includes business principles and processes to ensure best-in-class results and collective strength. Headquartered in Milwaukee, Wis., Jason employs more than 4,000 individuals in 15 countries. To learn more, visit www.jasoninc.com.

Contacts

Melissa H. Zona
(636) 751-4057
mhzona@quinpario.com

Morrow & Co., LLC
470 West Avenue, 3rd Floor
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage firms, please call: (203) 658-9400